Exhibit 99.1

CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

	Fourth Quarter
(in millions, except per Common Share amounts)	2008	2007	% Change
Revenue	$22,925.6	$22,262.8	3%
Cost of products sold	21,456.2	20,905.4	3%

Gross margin	1,469.4	1,357.4	8%

Selling, general and administrative expenses	901.3	819.3	10%
Impairment charges and other	(10.0)	(0.6)	N.M.

Special items:
Restructuring charges	10.9	11.7	N.M.
Acquisition integration charges	25.1	87.5	N.M.
Litigation and other	6.4	19.0	N.M.

Operating earnings	535.7	420.5	27%

Interest expense and other	47.4	19.1	148%

Earnings before income taxes and discontinued operations	488.3	401.4	22%

Provision for income taxes	166.7	163.7	2%

Earnings from continuing operations	321.6	237.7	35%

Earnings / (loss) from discontinued operations (net of tax expense of $2.8 and $448.3 for the fourth quarter of fiscal 2008 and 2007, respectively)	(3.6)	664.5	N.M.

Net earnings	$318.0	$902.2	(65)%

Basic earnings / (loss) per Common Share:
Continuing operations	$0.90	$0.63	44%
Discontinued operations	(0.01)	1.76	N.M.

Net basic earnings per Common Share	$0.89	$2.39	(63)%

Diluted earnings / (loss) per Common Share:
Continuing operations	$0.89	$0.61	46%
Discontinued operations	(0.01)	1.72	N.M.

Net diluted earnings per Common Share	$0.88	$2.33	(62)%

Weighted average number of Common Shares outstanding:
Basic	355.5	378.2
Diluted	359.8	387.4

The results above reflect changes described in the Company’s August 13, 2008 Form 8-K.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

	Fiscal Year		% Change
(in millions, except per Common Share amounts)	2008	2007
Revenue	$91,091.4	$86,852.0	5%
Cost of products sold	85,457.3	81,606.7	5%

Gross margin	5,634.1	5,245.3	7%

Selling, general and administrative expenses	3,414.8	3,082.3	11%
Impairment charges and other	(32.0)	17.3	N.M.

Special items:
Restructuring charges	65.7	40.1	N.M.
Acquisition integration charges	44.9	101.5	N.M.
Litigation and other	19.5	630.4	N.M.

Operating earnings	2,121.2	1,373.7	54%

Interest expense and other	171.4	121.4	41%

Earnings before income taxes and discontinued operations	1,949.8	1,252.3	56%

Provision for income taxes	633.9	412.6	54%

Earnings from continuing operations	1,315.9	839.7	57%

Earnings / (loss) from discontinued operations (net of tax expense of $31.9 and $20.4 for fiscal 2008 and 2007, respectively)	(15.3)	1,091.4	N.M.

Net earnings	$1,300.6	$1,931.1	(33)%

Basic earnings / (loss) per Common Share:
Continuing operations	$3.67	$2.13	73%
Discontinued operations	(0.04)	2.76	N.M.

Net basic earnings per Common Share	$3.63	$4.89	(26)%

Diluted earnings / (loss) per Common Share:
Continuing operations	$3.61	$2.07	74%
Discontinued operations	(0.04)	2.70	N.M.

Net diluted earnings per Common Share	$3.57	$4.77	(25)%

Weighted average number of Common Shares outstanding:
Basic	358.2	394.9
Diluted	364.0	404.7

The results above reflect changes described in the Company’s August 13, 2008 Form 8-K.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)	June 30, 2008	June 30, 2007
Assets
Cash and equivalents	$1,291.3	$1,308.8
Short-term investments available for sale	—	132.0
Trade receivables, net	5,006.9	4,714.4
Current portion of net investment in sales-type leases	383.7	354.8
Inventories	6,768.8	7,383.2
Prepaid expenses and other	593.1	651.3
Assets held for sale	140.4	—

Total current assets	14,184.2	14,544.5

Property and equipment, net	1,737.2	1,647.0
Net investment in sales-type leases, less current portion	916.8	820.7
Goodwill and other intangibles, net	6,225.9	5,860.9
Other assets	384.1	280.7

Total assets	$23,448.2	$23,153.8

Liabilities and Shareholders’ Equity
Current portion of long-term obligations and other short-term borrowings	$159.0	$16.0
Accounts payable	8,311.8	9,162.2
Other accrued liabilities	1,889.7	2,247.3
Liabilities from businesses held for sale and discontinued operations	15.4	34.2

Total current liabilities	10,375.9	11,459.7

Long-term obligations, less current portion and other short-term borrowings	3,687.4	3,457.3
Deferred income taxes and other liabilities	1,637.4	859.9
Total shareholders’ equity	7,747.5	7,376.9

Total liabilities and shareholders’ equity	$23,448.2	$23,153.8

The results above reflect changes described in the Company’s August 13, 2008 Form 8-K.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Fourth Quarter		Fiscal Year
(in millions)	2008	2007	2008	2007
Cash Flows From Operating Activities:
Net earnings	$318.0	$902.2	$1,300.6	$1,931.1
(Earnings) / loss from discontinued operations	3.6	(664.5)	15.3	(1,091.4)

Earnings from continuing operations	321.6	237.7	1,315.9	839.7
Adjustments to reconcile earnings from continuing operations to net cash provided by / (used in) operating activities:
Depreciation and amortization	96.3	85.0	381.3	322.1
Asset impairments and other	(10.6)	1.2	(31.4)	19.2
Purchased in-process research and development	18.0	84.5	18.0	84.5
Equity compensation	35.6	28.8	122.3	138.1
Provision for deferred income taxes	26.9	11.7	26.9	11.7
Provision for bad debts	3.8	7.0	26.1	24.0
Change in operating assets and liabilities, net of effects from acquisitions:
(Increase) / decrease in trade receivables	(17.8)	36.6	(312.7)	(783.1)
Decrease in inventories	499.3	205.9	613.1	217.4
Increase in net investment in sales-type leases	(41.1)	(53.8)	(124.9)	(130.8)
Increase / (decrease) in accounts payable	(595.9)	(268.6)	(813.1)	224.4
Increase / (decrease) in other accrued liabilities and operating items, net	(89.4)	(667.6)	337.6	35.8

Net cash provided by / (used in) operating activities - continuing operations	246.7	(291.6)	1,559.1	1,003.0
Net cash provided by / (used in) operating activities - discontinued operations	(4.4)	104.9	(47.0)	220.1

Net cash provided by / (used in) operating activities	242.3	(186.7)	1,512.1	1,223.1

Cash Flows From Investing Activities:
Acquisition of subsidiaries, net of divestitures and cash acquired	(475.9)	(1,480.9)	(514.9)	(1,629.8)
Proceeds from sale of property and equipment	22.4	5.6	32.6	9.2
Additions to property and equipment	(124.5)	(114.3)	(376.1)	(357.4)
Sale of investment securities available for sale, net	—	168.0	132.0	366.5

Net cash used in investing activities - continuing operations	(578.0)	(1,421.6)	(726.4)	(1,611.5)
Net cash provided by investing activities - discontinued operations	—	3,228.9	—	3,148.7

Net cash provided by / (used in) investing activities	(578.0)	1,807.3	(726.4)	1,537.2

Cash Flows From Financing Activities:
Net change in commercial paper and short-term borrowings	(202.7)	(293.3)	(0.5)	(38.9)
Reduction of long-term obligations	(4.6)	(51.1)	(21.5)	(784.0)
Proceeds from long-term obligations, net of issuance costs	302.5	601.7	303.5	1,453.4
Proceeds from issuance of Common Shares	18.6	233.7	227.9	552.6
Tax benefits from exercises of stock options	26.8	1.1	42.1	29.9
Dividends on Common Shares	(42.6)	(34.9)	(173.1)	(144.4)
Purchase of Common Shares in treasury	—	(1,636.7)	(1,181.6)	(3,662.0)

Net cash provided by / (used in) financing activities - continuing operations	98.0	(1,179.5)	(803.2)	(2,593.4)
Net cash provided by / (used in) financing activities - discontinued operations	—	1.2	—	(45.4)

Net cash provided by / (used) in financing activities	98.0	(1,178.3)	(803.2)	(2,638.8)

Net increase / (decrease) in cash and equivalents	(237.7)	442.3	(17.5)	121.5
Cash and equivalents at beginning of period	1,529.0	866.5	1,308.8	1,187.3

Cash and equivalents at end of period	$1,291.3	$1,308.8	$1,291.3	$1,308.8

The results above reflect changes described in the Company’s August 13, 2008 Form 8-K.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

BUSINESS ANALYSIS

TOTAL COMPANY

	Fourth Quarter		Non-GAAP Fourth Quarter
(in millions)	2008	2007	2008	2007
Revenue
Amount	$22,926	$22,263
Growth Rate	3%	5%

Operating Earnings
Amount	$536	$421	$568	$538
Growth Rate	27%	(14)%	6%	3%

Earnings from Continuing Operations
Amount	$322	$238	$348	$345
Growth Rate	35%	(22)%	1%	5%

	Fiscal Year		Non-GAAP Fiscal Year
(in millions)	2008	2007	2008	2007
Revenue
Amount	$91,091	$86,852
Growth Rate	5%	9%

Operating Earnings
Amount	$2,121	$1,374	$2,219	$2,163
Growth Rate	54%	(26)%	3%	12%

Earnings from Continuing Operations
Amount	$1,316	$840	$1,385	$1,384
Growth Rate	57%	(28)%	—	13%

The results above reflect changes described in the Company’s August 13, 2008 Form 8-K.

Refer to the GAAP / Non-GAAP Reconciliation for definitions and calculations supporting the non-GAAP balances.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

SEGMENT BUSINESS ANALYSIS

HEALTHCARE SUPPLY CHAIN SERVICES

	Fourth Quarter
(in millions)	2008	2007
PHARMACEUTICAL
Revenue
Amount	$19,819	$19,556
Growth Rate	1%	4%
Mix	85%	86%

Segment Profit
Amount	$258	$303
Growth Rate	(15)%	(3)%
Mix	44%	52%
Segment Profit Margin	1.30%	1.55%

MEDICAL
Revenue
Amount	$2,082	$1,929
Growth Rate	8%	5%
Mix	9%	9%

Segment Profit
Amount	$81	$83
Growth Rate	(3)%	(2)%
Mix	14%	14%
Segment Profit Margin	3.89%	4.32%

CLINICAL AND MEDICAL PRODUCTS

	Fourth Quarter
(in millions)	2008	2007
CLINICAL TECHNOLOGIES AND SERVICES
Revenue
Amount	$780	$756
Growth Rate	3%	17%
Mix	3%	3%

Segment Profit
Amount	$156	$144
Growth Rate	8%	50%
Mix	26%	24%
Segment Profit Margin	20.01%	19.06%

MEDICAL PRODUCTS AND TECHNOLOGIES
Revenue
Amount	$727	$500
Growth Rate	46%	14%
Mix	3%	2%

Segment Profit
Amount	$95	$58
Growth Rate	63%	27%
Mix	16%	10%
Segment Profit Margin	13.01%	11.60%

Refer to definitions for an explanation of calculations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

SEGMENT BUSINESS ANALYSIS

HEALTHCARE SUPPLY CHAIN SERVICES

	Fiscal Year
(in millions)	2008	2007
PHARMACEUTICAL
Revenue
Amount	$79,284	$76,573
Growth Rate	4%	9%
Mix	85%	86%

Segment Profit
Amount	$1,122	$1,300
Growth Rate	(14)%	14%
Mix	50%	59%
Segment Profit Margin	1.41%	1.70%

MEDICAL
Revenue
Amount	$8,084	$7,514
Growth Rate	8%	4%
Mix	9%	9%

Segment Profit
Amount	$303	$318
Growth Rate	(5)%	1%
Mix	14%	14%
Segment Profit Margin	3.75%	4.23%

CLINICAL AND MEDICAL PRODUCTS

	Fiscal Year
(in millions)	2008	2007
CLINICAL TECHNOLOGIES AND SERVICES
Revenue
Amount	$2,890	$2,687
Growth Rate	8%	11%
Mix	3%	3%

Segment Profit
Amount	$497	$386
Growth Rate	29%	20%
Mix	22%	18%
Segment Profit Margin	17.18%	14.35%

MEDICAL PRODUCTS AND TECHNOLOGIES
Revenue
Amount	$2,696	$1,836
Growth Rate	47%	12%
Mix	3%	2%

Segment Profit
Amount	$300	$198
Growth Rate	52%	20%
Mix	14%	9%
Segment Profit Margin	11.14%	10.76%

Refer to the definitions for an explanation of how the Company calculates segment profit.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ASSET MANAGEMENT ANALYSIS

	Fourth Quarter		Fiscal Year
	2008	2007	2008	2007
Receivable Days	20.9	20.5
Days Inventory on Hand	25	28

Debt to Total Capital	33%	32%
Net Debt to Capital	25%	22%

Return on Equity	16.8%	47.3%	17.7%	23.5%
Non-GAAP Return on Equity	18.4%	17.3%	19.0%	16.9%

Return on Invested Capital	6.72%	18.43%	6.97%	9.38%
Non-GAAP Return on Invested Capital	8.00%	7.00%	8.06%	7.14%

Effective Tax Rate from Continuing Operations	34.1%	40.8%	32.5%	33.0%
Non-GAAP Effective Tax Rate from Continuing Operations	33.7%	33.5%	32.6%	32.4%

The results above reflect changes described in the Company’s August 13, 2008 Form 8-K.

Refer to the GAAP / Non-GAAP Reconciliation for non-GAAP calculations.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

SCHEDULE OF NOTABLE ITEMS

	Fourth Quarter		Fiscal Year
(in millions, except per Common Share amounts)	2008	2007	2008	2007
Special Items
Restructuring charges	$(10.9)	$(11.7)	$(65.7)	$(40.1)
Acquisition integration charges	(25.1)	(87.5)	(44.9)	(101.5)
Litigation and other	(6.4)	(19.0)	(19.5)	(630.4)

Total special items	(42.4)	(118.2)	(130.1)	(772.0)
Tax benefit	12.0	10.4	43.8	243.1

Special items, net of tax	$(30.4)	$(107.8)	$(86.3)	$(528.9)

Decrease to diluted EPS from continuing operations	$(0.09)	$(0.28)	$(0.24)	$(1.31)

Impairment Charges and Other
Impairment charges and other	$10.0	$0.6	$32.0	$(17.3)
Tax benefit / (expense)	(6.0)	(0.2)	(14.4)	1.6

Impairment charges and other, net of tax	$4.0	$0.4	$17.6	$(15.7)

Increase / (decrease) to diluted EPS from continuing operations	$0.01	$—	$0.05	$(0.04)

Weighted Average Number of Diluted Shares Outstanding	359.8	387.4	364.0	404.7

The results above reflect changes described in the Company’s August 13, 2008 Form 8-K.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter 2008				Fiscal Year 2008
(in millions, except per Common Share amounts)	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$536	$42	$(10)	$568	$2,121	$130	$(32)	$2,219
Growth Rate	27%			6%	54%			3%

Provision for Income Taxes	$167	$12	$(6)	$173	$634	$44	$(14)	$663

Earnings from Continuing Operations
Amount	$322	$30	$(4)	$348	$1,316	$86	$(18)	$1,385
Growth Rate	35%			1%	57%			—

Diluted EPS from Continuing Operations
Amount	$0.89	$0.09	$(0.01)	$0.97	$3.61	$0.24	$(0.05)	$3.80
Growth Rate	46%			9%	74%			11%

	Fourth Quarter 2007				Fiscal Year 2007
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$421	$118	$(1)	$538	$1,374	$772	$17	$2,163
Growth Rate	(14)%			3%	(26)%			12%

Provision for Income Taxes	$164	$10	—	$174	$413	$243	$2	$657

Earnings from Continuing Operations
Amount	$238	$108	—	$345	$840	$529	$16	$1,384
Growth Rate	(22)%			5%	(28)%			13%

Diluted EPS from Continuing Operations
Amount	$0.61	$0.28	—	$0.89	$2.07	$1.31	$0.04	$3.42
Growth Rate	(15)%			14%	(24)%			20%

The results above reflect changes described in the Company’s August 13, 2008 Form 8-K.

The sum of the components may not equal the total due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter		Fiscal Year
(in millions)	2008	2007	2008	2007
GAAP Return on Equity	16.8%	47.3%	17.7%	23.5%

Non-GAAP Return on Equity
Net earnings	$318.0	$902.2	$1,300.6	$1,931.1
Special items, net of tax, in continuing operations	30.4	107.8	86.3	528.9
Special items, net of tax, in discontinued operations	—	—	—	4.4
(Gain)/loss on sale of PTS, net of tax, in discontinued operations	—	(679.5)	7.6	(1,072.4)

Adjusted net earnings	$348.4	$330.5	$1,394.5	$1,392.0
Annualized	$1,393.6	$1,322.0	$1,394.5	$1,392.0
Divided by average shareholders’ equity [1]	$7570.4	$7,623.2	$7,338.8	$8,213.2
Non-GAAP return on equity	18.4%	17.3%	19.0%	16.9%

	Fourth Quarter		Fiscal Year
(in millions)	2008	2007	2008	2007
GAAP Return on Invested Capital	6.72%	18.43%	6.97%	9.38%

Non-GAAP Return on Invested Capital
Net earnings	$318.0	$902.2	$1,300.6	$1,931.1
Special items, net of tax, in continuing operations	30.4	107.8	86.3	528.9
Special items, net of tax, in discontinued operations	—	—	—	4.4
Interest expense and other, net of tax	30.4	12.2	109.7	77.7
(Gain)/loss on sale of PTS, net of tax, in discontinued operations	—	(679.5)	7.6	(1,072.4)

Adjusted net earnings	$378.8	$342.7	$1,504.2	$1,469.7
Annualized	$1,515.2	$1,370.8	$1,504.2	$1,469.7
Divided by average total invested capital [2]	$18,935.7	$19,583.8	$18,664.2	$20,580.7
Non-GAAP return on invested capital	8.00%	7.00%	8.06%	7.14%

The results above reflect changes described in the Company’s August 13, 2008 Form 8-K.

[1]

The average shareholders’ equity shown above is calculated using the average of the prior and current quarters except for fiscal year which is calculated as the average of shareholders’ equity at the end of the prior years’ fourth quarter plus each of the current year quarters.

[2]

Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, current portion of long-term obligations and other short-term borrowings in discontinued operations, long-term obligations in discontinued operations, total shareholders’ equity and unrecorded goodwill. The average total invested capital is calculated using the average of total invested capital at the end of the prior and current quarters except for year-to-date which is calculated as the average of the prior years’ fourth quarter plus each of the current year quarters. Unrecorded goodwill is $7.5 billion for all periods presented. Current portion of long-term obligations and other short-term borrowings in discontinued operations, and long-term obligations in discontinued operations were $59.2 million, $46.6 million, $41.3 million and $12.3 million at June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fiscal Year
(in millions)	2008	2007
Revenue
Clinical Technologies and Services	$2,890	$2,687
Medical Products and Technologies	2,696	1,836

Combined Revenue	$5,586	$4,523

Combined Growth Rate	24%

Segment Profit
Clinical Technologies and Services	$497	$386
Medical Products and Technologies	300	198

Combined Profit	$797	$584

Combined Growth Rate	36%

	Fourth Quarter
(in millions)	2008	2007
Clinical Technologies and Services revenue growth	3%

Clinical Technologies and Services revenue	$779.8	$755.8
Less: Pharmacy Services business unit revenue	(194.8)	(218.7)

Clinical Technologies and Services revenue excluding Pharmacy Services business unit revenue	$585.0	$537.1

Clinical Technologies and Services revenue growth excluding Pharmacy Services business unit revenue	9%

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter		Fiscal Year
(in millions)	2008	2007	2008	2007
GAAP Effective Tax Rate from Continuing Operations	34.1%	40.8%	32.5%	33.0%

Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$488.3	$401.4	$1949.8	$1,252.3
Special items	42.4	118.2	130.1	772.0

Adjusted earnings before income taxes and discontinued operations	$530.7	$519.6	$2,079.9	$2,024.3

Provision for income taxes	$166.7	$163.7	$633.9	$412.6
Special items tax benefit	12.0	10.4	43.8	243.1

Adjusted provision for income taxes	$178.7	$174.1	$677.7	$655.7

Non-GAAP effective tax rate from continuing operations	33.7%	33.5%	32.6%	32.4%

	Fourth Quarter
	2008	2007
Debt to Total Capital	33%	32%

Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$159.0	$16.0
Long-term obligations, less current portion and other short-term borrowings	3,687.4	3,457.3

Debt	$3,846.4	$3,473.3
Cash and equivalents	(1,291.3)	(1,308.8)
Short-term investments available for sale	—	(132.0)

Net debt	$2,555.1	$2,032.5
Total shareholders’ equity	$7747.5	$7,376.9
Capital	$10,302.6	$9,409.4
Net debt to capital	25%	22%

The results above reflect changes described in the Company’s August 13, 2008 Form 8-K.

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP earnings from continuing operations and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are earnings from continuing operations and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total segment revenue for all segments

NON-GAAP

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding special items and impairment charges and other, both net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for special items) divided by (earnings before income taxes and discontinued operations adjusted for special items)

Non-GAAP Operating Earnings: operating earnings excluding special items and impairment charges and other

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Return on Equity: (annualized current period net earnings plus special items minus special items tax benefit) divided by average shareholders’ equity 1

Non-GAAP Return on Invested Capital: (annualized net earnings plus special items minus special items tax benefit plus interest expense and other) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill) 1

[1]	For the three months ended June 30, 2007, the numerator in calculating this non-GAAP financial measure also excludes the $679.5 million gain, net of tax, on the sale of PTS recorded in discontinued operations in the fourth quarter of fiscal 2007. For the fiscal year ended June 30, 2008 and 2007 the numerator in calculating this non-GAAP financial measure also excludes the respective $7.6 million and $(1,072.4) million (gain) / loss, net of tax, on the sale of PTS recorded in discontinued operations.